UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009

STREAM GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 310, Wellesley, Massachusetts		02481
(Address of Principal Executive Offices)		(Zip Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On November 3, 2009, the Board of Directors of Stream Global Services, Inc. (the “Company”) approved the payment of a salary increase for the 2010 fiscal year (“2009 Salary Increase”) to certain of the Company’s “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K). The following table sets forth information regarding each of the named executive officer’s 2009 Salary Increase:

Executive Officer	Title	2009 Salary Increase
Robert Dechant	Executive Vice President, Global Sales and Marketing	$25,000
Sheila M. Flaherty	Executive Vice President and Chief Legal and Administrative Officer	$25,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAM GLOBAL SERVICES, INC.

Date: November 9, 2009	By:	/S/ R. SCOTT MURRAY
	Name:	R. Scott Murray
	Title:	Chairman and Chief Executive Officer

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